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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT #1 TO
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 26, 2007

                         Revolutions Medical Corporation
             (Exact name of registrant as specified in its charter)

          Nevada                    000-28629                     73-1526138
         --------                   ---------                -------------------
(State or other jurisdiction       Commission                   IRS Employer
     of incorporation)             File Number)              Identification No.)

           2073 Shell Ring Circle, Mt. Pleasant, South Carolina 29466
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (843) 971-4848
                                 --------------


                                -----------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         On March 28, 2007 the Company filed Form 8-K reporting on its acquisition, on March 26, 2007, of the assets of Clear Image Acquisition Corporation which consisted solely of 9,638,339 shares of the Common Stock of Clear Image, Inc. representing a 62.2% interest in Clear Image, Inc. As a result, Clear Image, Inc. became a subsidiary of the Company. At that point in time, Clear Image, Inc. did not have audited financial statements. Subsequently, in connection with the preparation of the financial statements of the Company for the fiscal quarter ended March 31, 2007, audited financial statements for Clear Image, Inc. were obtained and are attached.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REVOLUTIONS MEDICAL CORPORATION


                                                 By: /s/ Rondald Wheet
Dated: June 25, 2007